UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 18, 2010
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Items 2.01	Completion of Acquisition or Disposition of Assets.
On June 18, 2010, United American Healthcare Corporation (the “Company”) acquired Pulse Systems, LLC (“Pulse Systems”). In connection therewith, the Company filed a Current Report on Form 8-K, on June 24, 2010 (the “Form 8-K”). The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment No. 1, except to the extent modified or updated by this Amendment No. 1.
This Amendment No. 1 is being filed solely to provide the required historical financial information of Pulse Systems and the required pro forma financial information of the combined entity, each as required by Item 9.01 of Form 8-K and included as exhibits thereto.
Item 8.01	Other Events.
The information set forth in Item 2.01 is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Attached as Exhibit 99.1 hereto and incorporated by reference herein are the audited financial statements of Pulse Systems along with the Independent Auditor’s Report as follows:
•	Balance sheets as of December 31, 2009 and 2008.

•	Statements of income for the years ended December 31, 2009 and 2008.

•	Statements of members equity for the years ended December 31, 2009 and 2008.

•	Statements of cash flows for the years ended December 31, 2009 and 2008.

•	Notes to financial statements.
Attached as Exhibit 99.2 hereto and incorporated by reference herein are the unaudited financial statements of Pulse Systems as follows:
•	Unaudited balance sheets as of March 31, 2010 and December 31, 2009.

•	Unaudited statements of income for the three months ended March 31, 2010 and 2009.

•	Unaudited statements of cash flows for the three months ended March 31, 2010 and 2009.

•	Notes to unaudited financial statements.
(b)	Pro Forma Financial Information

Attached as Exhibit 99.3 hereto and incorporated by reference herein are the unaudited pro forma combined financial statements of UAHC as follows:
•	Unaudited pro forma combined balance sheet as of March 31, 2010.

•	Unaudited pro forma combined statements of income for year ended June 30, 2009 and the nine months ended March 31, 2010.

•	Notes to unaudited pro forma combined financial statements.
(d)	Exhibits

Exhibit No.	Description
23	Consent of McGladrey & Pullen, LLP, independent auditor of Pulse Systems.

99.1	Audited financial statements of Pulse Systems as of and for the years ended December 31, 2009 and 2008.

99.2	Unaudited financial statements of Pulse Systems as of and for the three months ended March 31, 2010 and 2009.

99.3
Unaudited pro forma combined balance sheet of the Company as of March 31, 2010 and unaudited pro forma combined statements of income of the Company for the year ended June 30, 2009 and the nine months ended March 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2010	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ William L. Dennis
		Name:	William L. Dennis
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
23	Consent of McGladrey & Pullen, LLP, independent auditor of Pulse Systems.

99.1	Audited combined financial statements of Pulse Systems as of and for the years ended December 31, 2009 and 2008.

99.2	Unaudited combined financial statements of Pulse Systems as of and for the three months ended March 31, 2010 and 2009.

99.3
Unaudited pro forma combined balance sheet of the Company as of March 31, 2010 and unaudited pro forma combined statements of income of the Company for the year ended June 30, 2009 and the nine months ended March 31, 2010.

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